NEW RIVER PHARMACEUTICALS

NEW RIVER PHARMACEUTICALS

Bear Stearns 18th Annual Investor Conference

September 12, 2005
RJ Kirk (Chairman and CEO)
Krish Krishnan (CFO/COO)
Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements that reflect management’s current views as to the Company’s clinical trials, regulatory approval process, product development, research programs and other future events and operations. These forward-looking statements involve uncertainties and risks that are detailed in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2005, as well as other public filings with the SEC. Actual results could differ materially from these forward-looking statements.

A platform technology yielding
proprietary products that offer significant clinical
advantages with low technical risk and
shorter development pathway, facing timely market
demand, in a favorable regulatory climate.
Investment Thesis

Active Drug
Peptide(s)
New Molecular Entity
New River’s Carrierwave™ Technology
■
Novel, proprietary drugs are created by covalently binding an active drug to one or more natural amino acids that are Generally Regarded As Safe (GRAS)
■
Active drug is released from conjugate enzymatically and is absorbed in the intestine or in other targeted organs or tissues
■
Safety and efficacy of the active drug and safety of the adjuvant are well established and accepted by the FDA

Potential Bioactive Enhancements
■
Increased bioavailability
■
Increased stability
■
Reduced variability
■
Decreased toxicity
■
Abuse resistance
■
Overdose protection

NSAIDS
OPIOIDS
THYROID HORMONE
REPLACEMENT
ANTIVIRALS
STIMULANTS
CARDIOVASCULAR
Targeting product classes that
need improvement

Financials
■
Anticipated cash burn for the rest of  2005 is estimated to be between $8 million and $12 million
■
Cash position at the end of August 2005 was approximately $56 million
■
Anticipated milestones from Shire Pharmaceuticals, Inc.
•
US$50 million from Shire upon acceptance of the NDA on NRP104
•
Up to US$300 million from Shire depending on characteristics of FDA-approved product labeling
•
Additional US$100 million milestone would be payable as a sales bonus upon achieving a significant sales target
•
Profit share arrangement in US (generally, 75/25 for first two years, shared equally thereafter)

Product pipeline and clinical progress

NRP104
■
A conditionally bioreversible derivative of d-amphetamine
■
Potential indications: ADHD (Pediatric, Adolescent, Adult), treatment for certain depressive disorders, treatment for addiction to stimulants
■
Non-clinical and clinical studies to date have met their desired objectives
■
Phase 3 clinical study
•
Each of the NRP104 doses (30, 50, or 70 mg/day) demonstrated robust efficacy compared to placebo, as shown by ADHD-RS (the primary endpoint)
•
Data, on NRP104 as compared to placebo, as shown by CPRS in the evening (6pm) suggests that
NRP104 may yield a prolonged duration of action
•
No unexpected adverse events, in incidence or severity, were observed in this study
■
Pre-clinical studies indicate limited release of the active through parenteral routes of administration
■
New Drug Application (NDA) on NRP104 by the end of 2005
■
Unscheduled by the DEA in its current bulk drug substance form
■
Clinical abuse liability studies on-going

NRP290
■
A conditionally bioreversible derivative of hydrocodone
■
Potential indications: Pain (moderate to moderately severe)
■
Non-clinical studies to date have met their desired objectives
■
PK clinical study on NRP290 completed
•
Design: A single dose pharmacokinetic study to assess oral bioavailability of hydrocodone from NRP290 mg and acetaminophen tablets (1x18 /500 mg), and  hydrocodone bitartrate and acetaminophen tablets (1X5/500 mg) in fasted state in healthy adult volunteers
•
Result: Comparable bioavailability
■
Pre-clinical studies indicate limited release of the active through parenteral routes of administration
■
Difficult to recover/extract hydrolyzed hydrocodone based on results to date

Compound	Indication	Timeline	Technology
NRP388	Chronic Pain and Tolerance	IND in Q1 2006	■ Licensed from the Gallo Clinic
NRP409	Hypothyroidism	IND in Q2 2006	■ Carrierwave™
Other